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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) August 10, 2001

                                   ----------

                           GATX FINANCIAL CORPORATION
                      (formerly GATX Capital Corporation)
             (Exact Name of Registrant as Specified in its Charter)



           Delaware                      1-8319                 94-1661392
(State or other jurisdiction of  (Commission file number)    (I.R.S. employer
        incorporation)                                    identification number)



                             500 West Monroe Street,
                          Chicago, Illinois 60661-3676
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (312) 621-6200

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ITEM 5. OTHER EVENTS.

On July 30, 2001, GATX Financial Services Inc., a Delaware corporation and a subsidiary of GATX Rail Corporation, a New York corporation, was merged into its wholly-owned subsidiary GATX Capital Corporation, a Delaware corporation. On July 31, 2001, GATX Rail Corporation was merged into its wholly-owned subsidiary GATX Capital Corporation, which concurrently changed its name to GATX Financial Corporation (commission file number 1-8319).

The attached consolidated statements of income, consolidated balance sheet, and consolidated statements of cash flows for GATX Financial Corporation are unaudited and reflect the merger of GATX Rail Corporation into GATX Capital Corporation. The consolidated financial statements were derived from the financial statements of GATX Rail Corporation and GATX Capital Corporation and include all adjustments and reclassifications which management considers necessary for a fair statement of the consolidated results of operations and financial position for all periods presented.




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                           GATX FINANCIAL CORPORATION
                     CONSOLIDATED BALANCE SHEET (UNAUDITED)
                                  (IN MILLIONS)

                                                                                      DECEMBER 31,
                                                                      ------------------------------------------
                                                     MARCH 31,
                                                       2001              2000            1999             1998
                                                     ---------        --------         --------         --------
ASSETS
CASH AND CASH EQUIVALENTS                            $  628.4         $  173.8         $   85.2         $   81.1

RECEIVABLES
Trade accounts                                           43.0             63.5             67.1             84.0
Finance leases                                          991.7            861.9            631.7            658.9
Secured loans                                           571.3            538.0            358.0            241.6
Less -- allowance for possible losses                  (102.8)           (94.0)          (112.3)          (132.4)
                                                     --------         --------         --------         --------
                                                      1,598.6          1,465.5            944.5            852.1

OPERATING LEASE ASSETS AND FACILITIES, NET            2,738.1          2,550.2          2,431.9          1,955.5

DUE FROM GATX CORPORATION                               504.4            504.7            455.6            426.0

INVESTMENTS IN AFFILIATED COMPANIES                   1,040.8            950.7            756.8            632.5

OTHER ASSETS                                            474.6            403.7            365.1            259.5

NET ASSETS OF DISCONTINUED OPERATIONS                   159.6            610.8            616.5            581.5
                                                     --------         --------         --------         --------
   TOTAL ASSETS                                      $7,049.1         $6,563.3         $5,655.6         $4,788.2
                                                     ========         ========         ========         ========

LIABILITIES, DEFERRED ITEM AND
     SHAREHOLDER'S  EQUITY

ACCOUNTS PAYABLE                                     $  267.3         $  263.4         $  249.2         $  239.0

ACCRUED EXPENSES                                        452.4            132.2             46.4             50.3

DEBT
Short-term debt                                         601.7            557.5            377.0            299.9
Long-term recourse debt                               2,907.3          3,093.9          2,685.2          2,068.5
Long-term nonrecourse debt                              689.9            494.2            418.8            401.9
Capital lease obligations                                72.4             79.0             89.2            100.1
                                                     --------         --------         --------         --------
                                                      4,271.3         $4,224.6          3,570.2          2,870.4

DEFERRED INCOME TAXES                                   404.3            462.8            441.2            364.0

OTHER DEFERRED ITEMS                                    239.2            228.2            140.1            168.8

SHAREHOLDER'S EQUITY                                  1,414.6          1,252.1          1,208.5          1,095.7
                                                     --------         --------         --------         --------
   TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY        $7,049.1         $6,563.3         $5,655.6         $4,788.2
                                                     ========         ========         ========         ========


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                           GATX FINANCIAL CORPORATION
                CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)
                                  (IN MILLIONS)

                                                              THREE MONTHS ENDED
                                                                    MARCH 31                        YEAR ENDED DECEMBER 31
                                                           -------------------------     ------------------------------------------
                                                             2001             2000         2000             1999             1998
                                                           --------         --------     --------         --------         --------
OPERATING ACTIVITIES
Income from continuing operations                          $   16.1         $   44.5     $   59.6         $  156.6         $  150.6
Adjustment to reconcile income from continuing
  operations to net cash provided by continuing
  operations:
  Realized gains on remarketing of leased equipment            (9.7)           (70.2)       (72.9)
                                                                                                              (8.5)           (58.9)
  Depreciation and amortization                               102.2             78.3        245.3            200.0
                                                                                                                              325.6
  Provision for possible losses                                 2.0             11.0
                                                                                             21.3             22.7             11.0
  Deferred income taxes                                       (19.4)            29.1         30.6             59.7             41.6
  Provision for litigation                                        -                -        160.5                -                -
  Other, including net working capital                        (74.6)           (38.8)       (62.2)          (139.9)           (33.2)
                                                           --------         --------     --------         --------         --------
NET CASH PROVIDED BY CONTINUING OPERATIONS                     37.1            105.4        477.9            262.5            297.1


INVESTING ACTIVITIES
Additions to operating lease assets and facilities            (38.1)          (130.5)      (379.9)          (360.6)          (385.2)
Additions to equipment on lease, net of
   nonrecourse financing for leveraged leases                (266.0)          (155.9)      (700.8)          (697.0)          (501.6)
Secured loans extended                                       (113.9)          (268.8)      (161.6)
                                                                                                             (80.5)          (436.1)
Investments in affiliated companies                           (49.5)          (244.6)      (167.2)          (147.0)
                                                                                                                             (141.1)
Other investments and progress payments                      (113.6)            (7.8)      (152.5)          (105.9)           (34.6)
                                                           --------         --------     --------         --------         --------
Portfolio investments and capital additions                  (639.3)          (457.6)    (1,913.9)        (1,599.5)        (1,230.0)
Portfolio proceeds                                            248.4             99.2        574.7            501.7            804.3
Proceeds from other asset sales                                 5.0              4.4        304.4            206.4            252.5
                                                           --------         --------     --------         --------         --------
NET CASH USED IN INVESTING ACTIVITIES OF
    CONTINUING OPERATIONS                                    (385.9)          (354.0)    (1,034.8)          (891.4)          (173.2)

FINANCING ACTIVITIES
Proceeds from the issuance of long-term debt                   62.0            121.6      1,587.3            981.5            360.1
Repayment of long-term debt                                  (304.1)           (56.8)    (1,072.2)          (293.7)          (326.4)
Net increase (decrease) in short term debt                     44.6            330.4         96.0
                                                                                                             180.2            (69.2)
Repayment of capital lease obligations                         (4.5)           (10.9)        (9.5)
                                                                                                              (6.6)           (10.1)
Equity contribution from GATX Corporation                      50.0                -         35.0                -                -
Increase in amount due to GATX Corporation                       .3            (44.1)       (29.7)             3.2
                                                                                                                              (49.1)
Cash dividends to GATX Corporation                            (58.0)           (21.6)       (51.9)           (99.3)           (76.7)
                                                           --------         --------     --------         --------         --------
NET CASH (USED IN) PROVIDED BY FINANCING
    ACTIVITIES OF CONTINUING OPERATIONS                      (211.8)           325.0        619.2            643.9           (118.5)

TRANSFERS FROM DISCONTINUED OPERATIONS                         (6.1)           (56.4)        26.3            (10.9)             6.1
                                                           --------         --------     --------         --------         --------
NET INCREASE IN CASH AND CASH EQUIVALENTS FROM
   CONTINUING OPERATIONS                                     (566.7)            20.0         88.6              4.1             11.5
PROCEEDS FROM SALE OF PORTION OF SEGMENT                    1,021.3                -            -                -                -
NET (DECREASE) INCREASE IN CASH AND CASH
   EQUIVALENTS FROM DISCONTINUED OPERATIONS                   (13.2)             5.2           .3              4.8              1.5
                                                           --------         --------     --------         --------         --------

NET INCREASE IN CASH AND CASH EQUIVALENTS                  $  441.4         $   25.2     $   88.9         $    8.9         $   13.0
                                                           ========         ========     ========         ========         ========


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                           GATX FINANCIAL CORPORATION
                  CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
                                  (IN MILLIONS)

                                                   THREE MONTHS ENDED                        YEAR ENDED
                                                       MARCH 31                              DECEMBER 31
                                               ------------------------        ----------------------------------------
                                                 2001            2000            2000            1999            1998
                                               --------        --------        --------        --------        --------
GROSS INCOME
Revenues                                       $  361.2        $  293.7        $1,248.2        $1,074.0        $  977.2
Share of affiliates' earnings                      14.9            20.0            78.9            64.5            48.5
                                               --------        --------        --------        --------        --------
TOTAL GROSS INCOME                                376.1           313.7         1,327.1         1,138.5         1,025.7

OWNERSHIP COSTS
Depreciation and amortization                     102.2            78.3           325.6           245.3           200.0
Interest, net                                      62.3            54.5           238.8           173.3           169.4
Operating lease expense                            47.1            39.7           175.3           150.0           131.4
                                               --------        --------        --------        --------        --------
TOTAL OWNERSHIP COSTS                             211.6           172.5           739.7           568.6           500.8

OTHER COSTS AND EXPENSES
Operating expenses                                 61.1            29.0           127.0           133.9           133.8
Selling, general, and administrative               53.5            38.8           182.7           168.1           130.6
Provision for possible losses                      21.3             2.0            22.7            11.0            11.0
Provision for litigation                              -               -           160.5               -               -
Fair value adjustment for derivatives               1.1               -               -               -               -
                                               --------        --------        --------        --------        --------
TOTAL OTHER COSTS AND EXPENSES                    137.0            69.8           492.9           313.0           275.4

INCOME FROM CONTINUING OPERATIONS
     BEFORE INCOME TAXES                           27.5            71.4            94.5           256.9           249.5

INCOME TAXES                                       11.4            26.9            34.9           100.3            98.9
                                               --------        --------        --------        --------        --------
INCOME FROM CONTINUING OPERATIONS                  16.1            44.5            59.6           156.6           150.6

DISCONTINUED OPERATIONS:
Operating results, net of income taxes              3.1             5.8            37.1            21.0             6.9
Gain on sale of portion of segment, net
     of income taxes                              171.4               -               -             1.1               -
                                               --------        --------        --------        --------        --------
                                                  174.5             5.8            37.1            22.1             6.9
                                               --------        --------        --------        --------        --------
NET INCOME                                     $  190.6        $   50.3        $   96.7        $  178.7        $  157.5
                                               ========        ========        ========        ========        ========


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                       GATX FINANCIAL CORPORATION
                                       -----------------------------------------
                                                    (Registrant)

                                                /s/ Brian A. Kenney
                                       -----------------------------------------
                                                   Brian A. Kenney
                                                 Vice President and
                                              Chief Financial Officer
                                              (Duly Authorized Officer)



Date:  August 10, 2001